UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                January 22, 2002
                Date of Report (Date of earliest event reported)



                               APPLERA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                    1-4389                 06-1534213
  (State or Other Jurisdiction       (Commission              (IRS Employer
        of Incorporation)             File No.)             Identification No.)



                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)


                                 (203) 840-2000
              (Registrant's telephone number, including area code)




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Item 5.  Other Events and Regulation FD Disclosure.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued January 22, 2002 by Applera Corporation ("Applera") in which Applera announced that Dr. J. Craig Venter has stepped down as President of Applera's Celera Genomics group.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this Report:

          Exhibit No.                             Description

              99.1                   Press Release issued January 22, 2002.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         APPLERA CORPORATION


                                         By:  /s/ Thomas P. Livingston
                                             --------------------------------
                                              Thomas P. Livingston
                                              Secretary









Dated:  January 22, 2002


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                                  EXHIBIT INDEX


    Exhibit No.                     Description

       99.1          Press Release issued January 22, 2002.